                            OPTIMAL ROBOTICS CORP.

                                 COMMON STOCK


                            UNDERWRITING AGREEMENT
                            -----------------------

                           __________________, 2000


GERARD KLAUER MATTISON & CO., INC.
THE ROBINSON-HUMPHREY COMPANY, LLC
RAYMOND JAMES & ASSOCIATES, INC.
  As representatives of the several
  Underwriters named in Schedule I hereto, c/o Gerard Klauer Mattison & Co., Inc.
  529 Fifth Avenue
  New York, New York 10017

Dear Sirs:

     Optimal Robotics Corp., a Canadian corporation (the "Company") proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I (the "Underwriters") 1,325,000 Class "A" shares, without par value ("Common Shares"), of the Company and certain shareholders of the Company named in Schedule II hereto (the "Selling Shareholders") propose, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of 675,000 additional Common Shares in the respective amounts set forth opposite their names in Schedule II hereto (said aggregate of 2,000,000 shares are herein called the "Firm Shares"). In addition, the Company proposes to grant to the Underwriters an option to purchase up to 300,000 additional common shares (the "Optional Shares"), as provided in Section 2 hereof. The Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are collectively called the "Shares."

     1. (a) Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters that:

                    (i) A registration statement on Form F-3 (File No. 333- _________) with respect to the Shares, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and one or more amendments to such registration statement may have been so filed. After the execution of this Agreement, the Company will file with the Commission one or more of the following: (A) if such registration statement, as it may have been amended, has become effective under the Act and information has been omitted therefrom in accordance with Rule 430A under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement) with such changes or insertions as are required by Rule 430A or permitted by Rule 424(b) under the Act and as have been provided to and approved you, in your capacity as representatives of the Underwriters (the "Representatives"), or (B) if such registration statement, as it may have been amended, has not become effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been provided to and approved by the Representatives prior to the execution of this Agreement or (C) if such initial Registration Statement, as it may have been amended, has become effective under the Act and the number of Shares to be offered has subsequently been increased, a registration statement (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Act and as has been provided to and approved by the Representatives. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective, including all financial statement schedules and exhibits thereto together with any Rule 462(b) Registration Statement, and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each prospectus subject to completion included in such registration statement or any amendment or post-effective amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement at the time it was or is declared effective); and the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act or, if no prospectus is required to be so filed, such term means the prospectus included in the Registration Statement. Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated therein by reference pursuant to Form F-3 under the Act, as from time to time amended or supplemented pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Act or otherwise. For purposes of the following representations and warranties, to the extent reference is made to the Prospectus and at the relevant time the Prospectus is not yet in existence, such reference shall be deemed to be to the most recent Preliminary Prospectus.

                    (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued and no proceeding for that purpose has been instituted or threatened by the Commission or the securities authority of any state or other jurisdiction. If the Registration Statement has become effective under the Act, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or threatened or, to the best knowledge of the Company, contemplated by the Commission or the securities authority of any state or other jurisdiction.

                    (iii) When any Preliminary Prospectus was filed with the Commission it (A) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, and at each Time of Delivery (as hereinafter defined), it (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and at each Time of Delivery, the Prospectus, as amended or supplemented at any such time, (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (iii) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you specifically for use therein. The Company and the Underwriters hereby acknowledge that the following constitutes the only information furnished in writing to the Company by the Underwriters specifically for use in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any such amendment or supplement: (i) the statements in the last paragraph on the cover page of the Prospectus; and (ii) the statements under the caption "Underwriting" in the Prospectus. The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, conformed or will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained or will contain an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                    (iv) The descriptions in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings or contracts and other documents are accurate and fairly present , in all material respects, the information required to be shown under the Act and the rules and regulations of the Commission; and there are no statutes or legal or governmental proceedings required under the Act and the rules and regulations of the Commission to be described in the Registration Statement or the Prospectus that are not described as required and no contracts or documents of a character that are required under the Act and the rules and regulations of the Commission to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required.

                    (v) The Company was duly incorporated pursuant to the Business Corporations Act (Ontario) and was continued and is validly existing as a corporation in good standing under the Canada Business Corporation Act and has full power and authority (corporate and other) to own or lease its properties and conduct its business as described in the Prospectus. The Company has full power and authority (corporate and other) to enter into this Agreement and to perform its obligations hereunder. The Company is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the financial position, results of operations or business of the Company.

                    (vi) The Company's authorized, issued and outstanding capital stock is as disclosed in the Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description of the Common Shares contained in the Prospectus. None of the issued shares of capital stock of the Company has been issued or is owned or held in violation of any preemptive rights of shareholders, and no person or entity (including any holder of outstanding shares of capital stock of the Company) has any preemptive or other rights to subscribe for any of the Shares. The description of the Company's option, and other stock incentive plans or arrangements, and the options or other rights granted or to be granted thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

                    (vii) Except as disclosed in the Prospectus, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any partnership interest in any partnership, joint venture or other association.

                    (viii) Except as disclosed in the Prospectus, there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                    (ix) Since the date of the most recent audited financial statements included in the Prospectus, the Company has not sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in or contemplated by the Prospectus.

                    (x) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, and other than as disclosed in or contemplated by the Registration Statement and the Prospectus, (A) the Company has not incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Company, (B) the Company has not purchased any of its outstanding capital stock or declared, paid or otherwise made any dividend or distribution of any kind on its capital stock, (C) there has not been any material change in the capital stock, long-term debt or short-term debt of the Company, (D) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company, in each case other than as disclosed in or contemplated by the Prospectus and (E) there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company, other than transactions in the ordinary course of business.

                    (xi) The Shares to be sold by the Company hereunder have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and nonassessable and will conform to the description of the Common Shares contained in the Prospectus; the Shares to be sold by the Selling Shareholders hereunder have been duly authorized and validly issued and are fully paid and nonassessable; and the certificates evidencing the Shares will comply with all applicable requirements of Canadian law. The Underwriters will receive good title to the Shares to be issued and delivered hereunder, in good delivery form and free and clear of all pledges, liens, hypothecations, encumbrances, claims, security interests, restrictions, agreements, voting trusts and adverse interests whatsoever. The Firm Shares to be sold by the Company and the Optional Shares have been approved for inclusion on the Nasdaq National Market, subject only to official notice of issuance. The Firm Shares to be sold by the Selling Shareholders are included on the Nasdaq National Market.

                    (xii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement (or any such right has been effectively waived) or any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                    (xiii) All offers and sales by the Company of the Company's capital stock prior to the date hereof were at all relevant times duly registered under the Act or exempt from the registration requirements of the Act and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or blue sky laws.

                    (xiv) The Company is not, nor with the giving of notice or passage of time or both would be, in violation of its Articles of Incorporation or Bylaws or in default in any material respect under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company is a party or to which any of its properties or assets are subject.

                    (xv) The issuance of the Firm Shares being sold by the Company and the Optional Shares and the sale of the Shares and the performance of this Agreement and the consummation of the transactions herein contemplated will not conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other material agreement or instrument to which the Company is a party or to which any of its properties or assets is subject, nor will such action conflict with or violate any provision of the Articles of Incorporation or Bylaws of the Company or any statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets.

                    (xvi) The Company owns no real property; has good title to all personal property owned by it, free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus or such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company are held under valid, subsisting and enforceable leases, with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company.

                    (xvii) No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the sale of the Shares or the consummation of the transactions contemplated by this Agreement, except the registration of the Shares under the Act (which, if the Registration Statement is not effective as of the time of execution hereof, shall be obtained as provided in this Agreement) and such as may be required from the National Association of Securities Dealers, Inc. (the "NASD") and under state or provincial securities laws in connection with the offer, sale and distribution of the Shares by the Underwriters.

                    (xviii) Other than as disclosed in the Prospectus, there is no litigation, arbitration, claim, proceeding (formal or informal) or investigation pending or, to the best of the Company's knowledge, threatened (or any basis therefor) in which the Company is a party or of which any of its properties or assets are the subject which, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on the financial position, results of operations or business of the Company. The Company is not in violation of, or in default with respect to, any statute, rule, regulation, order, judgment or decree, except such as do not and will not individually or in the aggregate have a material adverse effect on the financial position, results of operations or business of the Company, and the Company is not required to take any action in order to avoid any such violation or default.

                    (xix) The Company is conducting its business in compliance with all the laws, rules and regulations of the jurisdictions in which it is conducting business, except where the failure to so comply would not have, individually or in the aggregate, a material adverse effect on the business or financial condition of the Company. Without limiting the foregoing, the Company holds and is operating in compliance with all licenses, authorizations, consents, approvals, certificates and permits (individually, a "Permit") from any regulatory body or administrative agency or other governmental body having jurisdiction that are applicable to the operations of the Company as now conducted or proposed to be conducted as described in the Prospectus, all of which Permits are current, except where the failure to so hold or comply with any Permit would not have, individually or in the aggregate, a material adverse effect on the business or financial condition of the Company. The Company is not aware of, nor has it received any notice of, any pending or threatened proceedings, or any circumstances which could lead it to believe that any such proceedings are imminent, relating to the revocation or modification of any such Permit or Approval which, individually or in the aggregate, could reasonably be expected to have a material adverse effect on the business or financial condition of the Company.

                    (xx) To the best of the Company's knowledge, PricewaterhouseCoopers, who have audited certain financial statements of the Company, are, and were during the periods covered by their reports included in the Prospectus, independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

                    (xxi) The financial statements and schedules (including the related notes) of the Company included or incorporated by reference in the Registration Statement or the Prospectus were prepared in accordance with generally accepted accounting principles in Canada consistently applied throughout the periods involved and present fairly, in all material respects, the financial condition, results of operations, cash flows and changes in shareholders' equity of the Company, at the dates and for the periods presented. All adjustments necessary for a fair presentation of results for such periods have been made. No other financial statements are required to be included or incorporated by reference in the Registration Statement. No supporting schedules are required to be included in the Registration Statement other than those so included. The selected financial data, the tables and financial and statistical data set forth in the Prospectus fairly present, on the basis stated in the Prospectus, the information included therein on a basis consistent with that of the audited financial statements contained in the Registration Statement and the books and records of the Company. The financial statements and schedules included or incorporated by reference in the Registration Statement and the Prospectus conform to the requirements of Regulation S-X of the Commission applicable thereto and present fairly, in all material respects, the information presented therein for the periods shown. The Company has no material contingent obligations that are required to be disclosed in the Company's financial statements in accordance with generally accepted accounting principles in Canada which have not been so disclosed in the financial statements included or incorporated by reference in the Registration Statement.

                    (xxii) This Agreement has been duly authorized, executed and delivered by the Company and each of the Selling Shareholders and constitutes the valid and binding agreement of each of them enforceable against each of them in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles.

                    (xxiii) Neither the Company nor any of its officers, directors or affiliates has (A) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (B) since the filing of the Registration Statement (1) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company. The Company and, to the best of the Company's knowledge, its officers, directors and employees have complied with Section 5 of the Act and no one has been authorized by the Company or any person purporting to act in the name or on behalf of the Company to give any information or to make any representations or warranties with respect to any matters described in the Prospectus other than those contained in the Prospectus.

                    (xxiv) The Company has obtained for the benefit of the Company and the Underwriters from each of the Company's directors and officers (as identified in the Prospectus) a written agreement that (i) for a period of 90 days from the date of the Prospectus with respect to all of the Company's officers and directors other than the Selling
                                                     ----------
         Shareholders, and (ii) until February 24, 2001 with respect to the Selling Shareholders, such director or officer will not, without the prior written consent of Gerard Klauer Mattison & Co., Inc., which consent shall not be unreasonably withheld, directly or indirectly (A) sell, pledge, offer to sell, solicit an offer to buy, contract to sell, grant any option, right or warrant to purchase, sell any option or contract to purchase, or otherwise transfer or dispose of, directly or indirectly, any Common Shares, or any securities convertible into or exercisable or exchangeable for Common Shares (including, without limitation, Common Shares or securities convertible into or exercisable or exchangeable for Common Shares which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission), (B) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of the Common Shares (regardless of whether any of the transactions described in clause (A) or (B) is to be settled by the delivery of Common Shares, or such other securities, in cash or otherwise), or (C) make any demand for or exercise any right with respect to the registration of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares; provided, however, that such consent shall not be required for dispositions pursuant to Section 2 hereof or for Common Shares disposed of as bona fide gifts so long as each donee agrees in writing to be bound by the terms of such agreement.

                    (xxv) Neither the Company nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company has, directly or indirectly, used any funds of the Company for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment.

                    (xxvi) (a) The operations of the Company with respect to any real property currently leased or owned or by any means controlled by the Company (the "Real Property") are in material compliance with all federal, state, and local laws, ordinances, rules, and regulations relating to occupational health and safety and the environment (collectively, "Laws"), except where the failure to so comply would not have a material adverse effect on the Company's business or results of operations, (b) the Company has all licenses, permits and authorizations necessary to operate under all Laws and are in compliance with all terms and conditions of such licenses, permits and authorizations, except where such failure would not have a material adverse effect on the Company's business or results of operations; (c) the Company has not authorized or conducted, nor has it knowledge of, the generation, transportation, storage, use, treatment, disposal or release of any hazardous substance, hazardous waste, hazardous material, hazardous constituent, toxic substance, pollutant, contaminant, petroleum product, natural gas, liquefied gas or synthetic gas defined or regulated under any environmental law on, in or under any Real Property in violation of any laws except where such violation would not have a material adverse effect on the Company's business or results of operations; and (d) there is no pending or, to the best of the Company's knowledge, threatened claim, litigation or any administrative agency proceeding, nor has the Company received any written or oral notice from any governmental entity or third party, that: (A) alleges a violation of any Laws by the Company; (B) alleges the Company is a liable party under the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. (S) 9601 et seq.
                                                                       -------
         or any state superfund law; (C) alleges possible contamination of the environment by the Company; or (D) alleges possible contamination of the Real Property, except as to each of the above for any violation, liability or contamination that would not have a material adverse effect on the Company's business or results of operations.

                    (b) The Company owns or possesses, or is licensed or otherwise has the legal right to utilize, the patents, patent rights, licenses, inventions, copyrights, know-how, trademarks (including, without limitation, the right to use the marks "U-SCAN" and

         "U-SCAN EXPRESS") service marks, trade names and other intangible property (collectively, the "Intellectual Property Rights") presently employed by it in connection with the business now operated by it except where the failure to so own or possess such legal rights could not reasonably be expected to have a material adverse effect on the business of the Company, and the Company has not received any notice other than as disclosed in the Prospectus, nor is it otherwise aware of any infringement of or conflict with asserted rights of others with respect to any intellectual property rights or other proprietary rights which, singularly or in the aggregate, if the subject of an unfavorable final determination, could reasonably be expected to have a material adverse effect on the business of the Company.

                    (xxvii) The Company has delivered or made available to you, or your counsel, prior to the date the Registration Statement was declared effective copies of all pension, retirement, profit-sharing, deferred compensation, stock option, employee stock ownership, severance pay, vacation, bonus or other incentive plans, all other written employee programs, arrangements or agreements, all medical, vision, dental or other health plans, all life insurance plans and all other employee benefit plans or fringe benefit plans, including, without limitation, "employee benefit plans" as that term is defined in
         Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), adopted, maintained, sponsored in whole or in part or contributed to by the Company, or its predecessors for the benefit of employees, retirees, dependents, spouses, directors, independent contractors or other beneficiaries and under which employees, retirees, dependents, spouses, directors, independent contractors or other beneficiaries are eligible to participate (collectively, the "Company Benefit Plans").

                    The Company (and each of its predecessors that adopted or contributed to a Company Benefit Plan) has maintained all Company Benefit Plans (including filing all reports and returns required to be filed with respect thereto) in accordance with their terms and is in compliance in all material respects with all presently applicable provisions of ERISA, the Internal Revenue Code and any other applicable federal and state laws. Each Company Benefit Plan which is intended to be qualified under Section 401(a) of the Internal Revenue Code has either received a favorable determination letter from the Internal Revenue Service or will timely request such a letter prior to the expiration of any remedial amendment period applicable without penalty to the Company Benefit Plan under the Internal Revenue Code and has at all times been maintained in accordance with Section 401 of the Internal Revenue Code. The Company has not engaged in a transaction with respect to any Company Benefit Plan that, assuming the taxable period of such transaction expired as of the date hereof, would subject the Company to a tax or penalty imposed by either Section 4975 of the Internal Revenue Code or Section 502(i) of ERISA.

                    The Company is not obligated to provide post-retirement medical benefits or any other unfunded post-retirement welfare benefits. Neither the Company nor any member of a group of trades or businesses under common control (as defined in ERISA Sections 4001(a)(14) and 4001(b)(1)) with the Company, have at any time within the last six years sponsored, contributed to or been obligated under Title I or IV of ERISA to contribute to a "defined benefit plan" (as defined in ERISA Section 3(35)). Within the last six years, neither the Company nor any member of a group of trades or businesses under common control (as defined in ERISA Sections 4001(a)(14) and 4001(b)(1)) with the Company, have had an "obligation to contribute" (as defined in

         ERISA Section 4212) to a "multiemployer plan" (as defined in ERISA Sections 4001(a)(3) and 3(37)(A)).

                    (xxviii) No labor dispute exists or, to the knowledge of the Company, is imminent with the Company's employees which could reasonably be expected to materially adversely affect the financial condition, results of operations or business or the Company.

                    (xxix) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged; and the Company has no knowledge of any facts or circumstances that would prevent the renewal of its existing insurance coverage as and when such coverage expires or the obtaining of similar coverage from similar insurers as may be necessary to continue its business at a comparable cost.

                    (xxx) The Company makes and keeps accurate books and records reflecting its assets and maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of the Company's financial statements in accordance with generally accepted accounting principles in Canada and to maintain accountability for the assets of the Company, (C) access to the assets of the Company is permitted only in accordance with management's authorization, (D) the recorded accountability for assets of the Company is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and (E) such controls would prevent or detect errors or irregularities in amounts that would be material in relation to the Company's financial statements.

                    (xxxi) The Company's business systems, including its computer hardware and software, (i) correctly processes date information at all times, including the year 2000; and (ii) did not suffer any abends, aborts, improper operation, invalid or incorrect results or other interruptions in operation as a result of the approach or reaching of any particular date or the improper process of any date. "Processing" of date information includes, but is not limited to, accepting input of dates without error, outputting all dates in an error-free form, and performing calculations, comparisons or operations or taking actions or making decisions using dates, portions of dates, or time periods. The concept of Year 2000 Compliance includes all issues relating to the handling of dates or time periods. The Company is in compliance with the "Statement of the Commission Regarding Disclosure of Year 2000 Issues and Consequences by Public Companies, Investment Advisers, Investment Companies and Municipal Securities Issuers" (Release No. 33-7558, July 29, 1998) and Release No. 33-7609,
                   -------------------                     -------------------
         November 9, 1998, related to Year 2000 compliance.

                    (xxxii) The Company has filed all Canadian, United States, provincial, state and local tax returns that are required to be filed by it and has paid (if due) all taxes shown as due on such returns as well as all other material taxes, assessments and governmental charges that are due and payable, and, to the knowledge of the Company, no material deficiency with respect to any such return has been assessed or proposed. All applicable income and employment taxes have been withheld and paid (if due) for any individuals who would be considered common law employees of the Company for federal income and employment tax withholding purposes. The Company has prepared or filed all tax information reports, currency transaction reports and secured all IRS W-9 forms or begun back-up withholding as may be required by law, except where the failure to so file is not reasonably likely to have a material adverse effect. There is no tax deficiency that has been asserted against the Company that is reasonably likely to have a material adverse effect on the Company.

                    (xxxiii) There are no related-party transactions involving the Company or any other person, which transactions are required to be described in the Prospectus and which have not been described as required.

                    (xxxiv)  The Common Shares are registered pursuant to
         Section 12(g) of the Exchange Act and are qualified as a Nasdaq National Market security of The Nasdaq Stock Market, Inc. The Company has taken no action designed to terminate, or likely to have the effect of terminating, the registration of the Common Shares under the Exchange Act or qualification of the Common shares on the Nasdaq National Market, nor has the Company received any notification that the Commission or the NASD is contemplating terminating such registration or qualification.

                    (xxxv) Any certificate signed by an officer of the Company and delivered to the Representatives or to counsel for the Underwriters pursuant to this Agreement shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters set forth therein.

                    (xxxvi) Except as disclosed in the financial statements included in the Prospectus, the Company does not have any liabilities, whether accrued, absolute, contingent or otherwise due or to become due other than liabilities incurred in the ordinary course of business consistent with past practice since the date of such financial statements and which could not have, individually or in the aggregate, a material adverse effect on the Company.

                    (xxxvii) No statement, certificate, instrument, or other writing furnished or to be furnished by the Company to the Representatives pursuant to this Agreement or any other document, agreement, or instrument referred to herein contains or will contain any untrue statement of material fact. No document to be filed by the Company with any regulatory authority in connection with the transactions contemplated hereby will, at the time such document is filed, be false or misleading with respect to any material fact, or contain any untrue statement of a material fact. All documents that the Company is responsible for filing with any regulatory authority in connection with the transactions contemplated hereby will comply as to form in all material respects with the provisions of applicable law.

                    (xxxviii) The Company is not, will not become as a result of the transactions contemplated hereby, and does not intend to conduct its business in a manner that would cause it to become, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940 as amended.

         (b) Representations and Warranties of the Selling Shareholders. Each Selling Shareholder, severally, and not jointly, represents and warrants to, and agrees with, each of the several Underwriters and the Company that:

                    (i) Such Selling Shareholder has the legal capacity to enter into this Agreement, the Power of Attorney and the Custody Agreement (as hereinafter defined) and to sell, assign, transfer and deliver to the Underwriters the Shares to be sold by such Selling Shareholder hereunder.

                    (ii) Such Selling Shareholder has duly executed and delivered this Agreement, the Power of Attorney and the Custody Agreement, and each constitutes the valid and binding agreement of such Selling Shareholder enforceable against such Selling Shareholder in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles.

                    (iii) No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the sale of the Shares to be sold by such Selling Shareholder or the consummation of the transactions contemplated by this Agreement, the Power of Attorney or the Custody Agreement, except the registration of such Shares under the Act (which, if the Registration Statement is not effective as of the time of execution hereof, shall be obtained as provided in this Agreement) and such as may be required under state or provincial securities laws in connection with the offer, sale and distribution of such Shares by the Underwriters.

                    (iv) The sale of the Shares to be sold by such Selling Shareholder and the performance of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach of violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other material agreement or instrument to which such Selling Shareholder is a party or to which any of his properties or assets is subject except for such breaches or violations as would not have a material adverse effect on the Company's financial condition or results of operations, nor will such action conflict with or violate any statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over such Selling Shareholder or any of such Selling Shareholder's properties or assets except such conflicts or violations as would not have a material adverse effect on the Company's financial condition or results of operations.

                    (v) Such Selling Shareholder has, and immediately prior to Time of Delivery (as defined in Section 4 hereof), such Selling Shareholder will have, good and valid title to the Shares to be sold by such Selling Shareholder hereunder, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever; and, upon delivery of such Shares against payment therefor as provided herein, good and valid title to such Shares, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever, will pass to the several Underwriters.

                    (vi) Such Selling Shareholder has not (A) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (B) since the filing of the Registration Statement (l) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                    (vii) When any Preliminary Prospectus was filed with the Commission it (A) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder, and (B) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective and at each Time of Delivery, it (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective), and at each Time of Delivery, the Prospectus, as amended or supplemented at any such time, (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (vii) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you specifically for use therein.

                    (viii) Such Selling Shareholder, without undertaking any independent investigation, is not aware that any of the representations and warranties set forth in Section 1(a) above is untrue or inaccurate in any material respect.

     In order to document the Underwriters' compliance with the reporting and withholding provisions of the Internal Revenue Code of 1986, as amended, with respect to the transactions herein contemplated, each of the Selling Shareholders agrees to deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

     Each of the Selling Shareholders represents and warrants that certificates in negotiable form representing all of the Shares to be sold by such Selling Shareholder hereunder will be placed in custody under a Custody Agreement, in the form heretofore furnished to and approved by you, duly executed and delivered by such Selling Shareholder to Goodman Phillips & Vineberg, as custodian (the "Custodian"), and that such Selling Shareholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to and approved by you, appointing the persons indicated in Schedule II hereto as such Selling Shareholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine the purchase price to be paid by the Underwriters to the Selling Shareholders as provided in Section 2 hereof, to authorize the delivery of the Shares to be sold by such Selling Shareholder hereunder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and the Custody Agreement.

     Each of the Selling Shareholders specifically agrees that the Shares represented by the certificates held in custody for such Selling Shareholder under the Custody Agreement are subject to the interests of the Underwriters hereunder, and that the arrangements made by such Selling Shareholder for such custody, and the appointment by such Selling Shareholder of the Attorneys-in-Fact by the Power of Attorney, are irrevocable. Each of the Selling Shareholders specifically agrees that the obligations of such Selling Shareholder hereunder shall not be terminated by operation of law, whether by the death or incapacity of such Selling Shareholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event.

     2. Purchase and Sale of Shares. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to the several Underwriters, 1,325,000 of the Firm Shares and (b) each of the Selling Shareholders agrees, severally and not jointly, to sell to the Underwriters, the number of Firm Shares set forth next to the name of such Selling Shareholder on
Schedule II hereto. The Underwriters agree, severally and not jointly, to purchase from the Company and the Selling Shareholders, respectively, the Firm Shares. The purchase price per share to be paid by the several Underwriters to the Company and the Selling Shareholders respectively, shall be $_____ per share. The obligation of each Underwriter to the Company shall be to purchase from the Company that number of full shares which (as nearly as practicable, as determined by you) bears to 3,125,000 the same proportion as the number of shares set forth opposite the name of such Underwriter in Schedule I hereto bears to the total number of Firm Shares. The obligation of each Underwriter to the Selling Shareholders shall be to purchase from the Selling Shareholders that number of full shares which (as nearly as practicable, as determined by you) bears to 675,000 the same proportion as the number of shares set forth opposite the name of such Underwriter in Schedule I hereto bears to the total number of Firm Shares. The Company and the Selling Shareholders shall each pay to the Underwriters, on account of their underwriting discount, $_____ per share purchased from them (which amount, in the case of the Selling Shareholders, shall be set off against the purchase price of $_____ per share payable by the Underwriters).

     The Company hereby grants to the Underwriters the right to purchase at their election in whole or in part from time to time up an aggregate of 300,000 Optional Shares upon the terms and at the purchase price per share set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from you to the Company given from time to time within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as hereinafter defined) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

     In the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth the paragraph above, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying 300,000 by a fraction, the numerator of which is the maximum number of Optional Shares that such

Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of the Optional Shares that all of the Underwriters are entitled to purchase hereunder.

     In the event you elect to purchase all or a portion of the Optional Shares, the Company agrees to furnish or cause to be furnished to you the certificates, letters and opinions, and to satisfy all conditions, set forth in Section 7 hereof at each Subsequent Time of Delivery (as hereinafter defined).

     3. Offering by the Underwriters. Upon the authorization by you of the release of the Shares, the several Underwriters propose to offer the Shares for sale upon the terms and conditions disclosed in the Prospectus.

     4. Delivery of Shares; Closing. Certificates in definitive form for the Shares to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as Gerard Klauer Mattison & Co., Inc. may request upon at least 48 hours' prior notice to the Company and/or the Attorneys-in-Fact, as applicable, shall be delivered by or on behalf of the Company and/or the Selling Shareholders, as applicable, to you for the account of such Underwriter, against payment by such Underwriter on its behalf of the purchase price therefor by wire transfer or certified or official bank check or checks (payable in same day funds) payable to the order of the Company and/or the Custodian, as their interests may appear, in next-day available funds. The closing of the sale and purchase of the Shares shall be held at the offices of Smith, Gambrell & Russell, LLP, Promenade II, Suite 3100, 1230 Peachtree Street, N.E., Atlanta, Georgia 30309-3592, except that physical delivery of such certificates shall be made at the office of The Depository Trust Company, 55 Water Street, New York, New York 10041. The time and date of such delivery and payment shall be, with respect to the Firm Shares, at 9:00 a.m. Eastern Time, on the third (or if the Firm Shares are priced, as contemplated by Rule 15c6-1(c) promulgated pursuant to the Exchange Act, after 4:30 p.m., Eastern Time, the fourth) full business day after this Agreement is executed or at such other time and date not less than the seventh full business day thereafter as you and the Company may agree upon in writing, and, with respect to the Optional Shares, at 9:00 a.m., Eastern Time, on the date and location specified by you in the written notice given by you of the Underwriters' election to purchase all or part of the Optional Shares, or at such other time and date as you and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery," such time and date for delivery of any Optional Shares, if not the First Time of Delivery, is herein called a "Subsequent Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery." The Company will make such certificates available for checking and packaging at least 24 hours prior to each Time of Delivery at the office of The Depository Trust Company, 55 Water Street, New York, New York 10041 or at such other location in New York, New York specified by you in writing at least 48 hours prior to such Time of Delivery.

     5. (a) Covenants of the Company. The Company covenants and agrees with each of the Underwriters:

               (i) If the Registration Statement has been declared effective prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by you, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the date on which the Registration Statement is declared effective. The Company will advise you promptly of any such filing pursuant to Rule 424(b).

               (ii) The Company will not file with the Commission the Prospectus or the amendment referred to in the second sentence of Section l(a)(i) hereof, any amendment or supplement to the Prospectus or any amendment to the Registration Statement unless you have received a reasonable period of time to review any such proposed amendment or supplement and consented to the filing thereof and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. Upon the request of the Representatives or counsel for the Underwriters, the Company will promptly prepare and file with the Commission, in accordance with the rules and regulations of the Commission, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Shares by the several Underwriters and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. If required, the Company will file any amendment or supplement to the Prospectus with the Commission in the manner and within the time period required by Rule 424(b) under the Act. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence to the Representatives of each such filing or effectiveness.

               (iii) If the Company elects to file a Rule 462(b) Registration Statement, the Company shall file it with the Commission in compliance with Rule 462(b) by 10:00 p.m. Eastern Time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

               (iv) The Company will advise you promptly after receiving notice or obtaining knowledge of (A) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any part thereof or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (B) the suspension of the qualification of the Shares for offer or sale in any jurisdiction or of the initiation or threatening of any proceeding for any such purpose, or (C) any request made by the Commission or any securities authority of any other jurisdiction for amending the Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

               (v) If the delivery of a prospectus relating to the Shares is required under the Act at any time prior to the expiration of nine months after the date of the Prospectus and if at such time any events have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or if for any reason it is necessary during such same period to amend or supplement the Prospectus to comply with the Act or the rules and regulations thereunder, the Company will promptly notify you and upon your request (but at the Company's expense) prepare and file with the Commission an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will furnish without charge to each Underwriter and to any dealer in securities as many copies of such amended or supplemented Prospectus as you may from time to time reasonably request. If the delivery of a prospectus relating to the Shares is required under the Act at any time nine months or more after the date of the Prospectus, upon your request but at the expense of such Underwriter, the Company will prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with
     Section 10(a)(3) of the Act. Neither your consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in
     Section 7.

               (vi) The Company promptly from time to time will take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions in the United States or, on a basis that is exempt from the prospectus requirement in the Canadian provinces of Ontario and Quebec, as you may request and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

               (vii) The Company will promptly provide you, without charge, (A) two manually executed copies of the Registration Statement as originally filed with the Commission and of each amendment thereto, (B) for each other Underwriter a conformed copy of the Registration Statement as originally filed and of each amendment thereto, without exhibits, and (C) so long as a prospectus relating to the Shares is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as you may reasonably request.

               (viii) As soon as practicable, but in any event not later than 45 days after the end of the Company's fiscal quarter in which the first anniversary of the effective date of the Registration Statement occurs, the Company will make generally available to its security holders an earnings statement of the Company and its subsidiaries, if any, covering a period of at least 12 months beginning after the effective date of the Registration Statement (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder.

               (ix) During the period beginning on the date hereof and continuing to and including the date 90 days after the date of the Prospectus, the Company will not, without the prior written consent of Gerard Klauer Mattison & Co., Inc., which consent shall not be unreasonably withheld, offer, pledge, issue, sell, contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of (or announce any of the foregoing, directly or indirectly), any Common Shares or securities convertible into, exercisable or exchangeable for, Common Shares, except as provided in Section 2 and except that the Company may (A) grant options pursuant to the Company's stock option plans as described in the Registration Statement; and (B) issue Common Shares upon the exercise of any of the Company's outstanding stock options as described in the Registration Statement or stock options granted under clause (A) above.

               (x) During a period of five years from the effective date of the Registration Statement, the Company will furnish to you and, upon request, to each of the other Underwriters, without charge, (A) copies of all reports or other communications (financial or other) furnished to shareholders, (B) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission, the NASD or any national securities exchange, and (C) such additional information concerning the business and financial condition of the Company and its subsidiaries, if any, as you may reasonably request.

               (xi) Neither the Company nor any of its officers, directors or affiliates will (A) take, directly or indirectly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (B) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares or (C) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

     6. Expenses. The Company will pay all costs and expenses incident to the performance by the Company and the Selling Shareholders of their respective obligations under this Agreement, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated pursuant to Section 10 hereof, including, without limitation, all costs and expenses incident to (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and, if applicable, filing of the Registration Statement (including all amendments thereto), any Preliminary Prospectus, the Prospectus and any amendments and supplements thereto, this Agreement and any blue sky memoranda; (ii) the delivery of copies of the foregoing documents to the Underwriters; (iii) the filing fees of the Commission and the NASD relating to the Shares and the related reasonable fees and disbursements of counsel for the Underwriters in connection with filings with the NASD; (iv) the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Shares, including transfer agent's and registrar's fees; (v) the qualification of the Shares for offering and sale under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto; (vi) any listing of the securities on the Nasdaq National Market and (vii) any expenses for travel, lodging and meals incurred by the Company and any of its officers, directors and employees in connection with any meetings with prospective investors in the Shares. It is understood, however, that, except as provided in this Section, Section 8 and Section 10 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses relating to the offer and sale of the Shares.

     7. Conditions of the Underwriters' Obligations. The obligations of the Underwriters hereunder to purchase and pay for the Shares to be delivered at each Time of Delivery shall be subject to the accuracy of the representations and warranties of the Company and the Selling Shareholders contained herein as of the date hereof and as of such Time of Delivery, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their respective covenants and agreements hereunder which are to be performed as of such Time of Delivery, and to the following additional conditions precedent:

          (a) If the registration statement as amended to date has not become effective prior to the execution of this Agreement, such registration statement shall have been declared effective not later than 11:00 a.m., Eastern Time, on the date following the date of this Agreement or such later date and/or time as shall have been consented to by you in writing. The Prospectus and any amendment or supplement thereto shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing and in accordance with Section 5(a) of this Agreement; if the Company has elected to file a registration statement under Rule 462(b), it shall have become effective by 10:00 p.m. Eastern Time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceedings for that purpose shall have been instituted, threatened or, to the knowledge of the Company and the Representatives, contemplated by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

          (b) Smith, Gambrell & Russell, LLP, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, the validity of the Shares being delivered at such Time of Delivery, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (c) You shall have received an opinion, dated such Time of Delivery, of Goodman Phillips & Vineberg, counsel for the Company, in form and substance satisfactory to you and your counsel, to the effect that:

               (i) The Company was duly incorporated pursuant to the Business Corporations Act (Ontario) and was continued and is validly existing as a corporation in good standing under the Canada Business Corporations Act and has the corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus and to enter into this Agreement and perform its obligations hereunder. The Company is duly qualified to transact business as a foreign corporation and is in good standing under the laws of certain states to be specifically enumerated.

               (ii) The Company's authorized, issued and outstanding capital stock is as disclosed in the Prospectus. All of the issued shares of capital stock of the Company (including the Shares to be sold by the Selling Shareholders) have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description of the Common Shares contained in the Prospectus. To such counsel's knowledge, none of the issued shares of capital stock of the Company has been issued or is owned or held in violation of any preemptive rights of shareholders, and, to such counsel's knowledge, no person or entity (including any holder of outstanding shares of capital stock of the Company) has any preemptive or other rights to subscribe for any of the Shares.

               (iii) Except as disclosed in the Prospectus, to such counsel's knowledge, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association.

               (iv) Except as disclosed in the Prospectus, to such counsel's knowledge, there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

               (v) The Shares to be issued and sold by the Company have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and nonassessable and will conform to the description of the Common Shares contained in the Prospectus; the certificates evidencing the Shares comply with all applicable requirements of Canadian law; the Firm Shares to be sold by the Company and the Optional Shares have been listed on the Nasdaq National Market subject to notice of issuance. To such counsel's knowledge, none of the authorized or outstanding Common Shares is subject to any preemptive or similar right to purchase any Common Shares. The Underwriters will receive good title to the Shares to be issued and delivered by the Company hereunder, in good delivery form and free and clear of all pledges, liens, hypothecations, encumbrances, claims, security interests, restrictions, agreements, voting trusts and adverse interests whatsoever.

               (vi) Except as disclosed in the Prospectus, to such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement (or any such right has been effectively waived) or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

               (vii) All offers and sales of the Company's capital stock prior to the date hereof were at all relevant times duly registered under the Act or exempt from the registration requirements of the Act and were duly registered or the subject of an available exemption from the registration requirements of the applicable provincial or state securities laws.

               (viii) The Company is not, nor with the giving of notice or passage of time or both, would it be, with respect to any event or omission known to such counsel having occurred to the date hereof, in violation of its Articles of Incorporation [Continuance] or Bylaws or in default in any material respect under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Company is a party or to which any of its properties or assets is subject.

               (ix) The issue and sale of the Shares being issued at such Time of Delivery and the performance of this Agreement and the consummation of the transactions herein contemplated will not conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Company is a party or to which any of its properties or assets is subject, nor will such action conflict with or violate any provision of the Articles of Incorporation [Continuance] or Bylaws of the Company or any statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets.

               (x) Any real property and buildings which are, to such counsel's knowledge, held under lease by the Company are held by the Company under valid, subsisting and enforceable leases with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company.

               (xi) No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the issue and sale of the Shares or the consummation of the transactions contemplated by this Agreement, except the registration of the Shares under the Act and such as may be required from the NASD or under provincial or state securities laws.

               (xii) To such counsel's knowledge and other than as disclosed in or contemplated by the Prospectus, there is no litigation, arbitration, claim, proceeding (formal or informal) or investigation pending or threatened (or any basis therefor) in which the Company is a party or of which any of its properties or assets is the subject which, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on the financial position, results of operations or business of the Company; and, to such counsel's knowledge, the Company is not in violation of, or in default with respect to, any statute, rule, regulation, order, judgment or decree, except as described in the Prospectus, nor is the Company required to take any action in order to avoid any such violation or default.

               (xiii) To the knowledge of such counsel and except where the failure to own or possess such rights could not reasonably be expected to have a material adverse effect on the business of the Company, the Company owns or has the right to use all patents, trademarks, trade names, service marks, copyrights, and applications therefor; franchises; trade secrets; proprietary or other confidential information and intangible properties and assets (collectively, "Intangibles"), including, but not limited to, the right to use the marks "U-SCAN" and "U-SCAN EXPRESS" and certain related marks and logos presently employed by it in connection with its business as presently conducted or as the Prospectus indicates the Company proposes to conduct; to the knowledge of such counsel, the Company has not infringed and is not infringing, nor will the conduct of the Company's business as proposed in the Prospectus infringe, except as disclosed in the Prospectus, and the Company has not received notice of infringement with respect to asserted Intangibles of others, and, to the knowledge of such counsel, except where the alleged infringement is not reasonably likely to have a material adverse effect on the business of the Company, and to the knowledge of such counsel, there is no infringement by others of Intangibles of the Company.

               (xiv) The Company has full legal right and corporate power and authority to enter into this Agreement and to issue, sell and deliver the Shares to be sold by it to the Underwriters as provided herein; and this Agreement has been duly authorized, executed and delivered by the Company, and assuming due authorization, execution and delivery by the Representatives, constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

               (xv) The Registration Statement and the Prospectus and each amendment or supplement thereto (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the rules and regulations thereunder. The descriptions in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings or contracts and other documents are accurate and fairly present the information required to be shown; and such counsel do not know of any statutes or legal or governmental proceedings required to be described in the Registration Statement or Prospectus that are not described as required or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

               (xvi) The documents incorporated by reference in the Prospectus (except for any financial statements and schedules included in such documents, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

               (xvii) The Registration Statement has been declared effective by the Commission under the Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and to such counsel's knowledge no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and, to such counsel's knowledge, no proceedings for that purpose have been instituted or threatened or are contemplated by the Commission.

               (xviii) The Company is not, and will not be as a result of the consummation of the transactions contemplated by this Agreement, an "investment company," or a company

     "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940.

     Such counsel shall also state that, based upon the participation of such counsel in the preparation of the Registration Statement and the Prospectus, and the review and discussion of the content thereof, nothing has come to the attention of such counsel which gives them reason to believe that (i) the Registration Statement, or any further amendment thereto made prior to such Time of Delivery, on its effective date and as of such Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) that the Prospectus, or any amendment or supplement thereto made prior to such Time of Delivery, as of its issue date and as of such Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that such counsel need express no belief regarding the financial statements and related schedules and other financial data contained in the Registration Statement, any amendment thereto, or the Prospectus, or any amendment or supplement thereto).

     In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deem proper, on certificates of responsible officers of the Company and public officials and, as to matters involving the application of laws of any jurisdiction other than the jurisdiction of incorporation of the Company, to the extent satisfactory in form and scope to counsel for the Underwriters, upon the opinion of such other counsel as shall be acceptable to the Underwriters and their counsel, provided that such counsel states such counsel believes that the Underwriters are justified in relying upon such opinion and copies of such opinion are delivered to the Representatives and counsel for the Underwriters.

          (d) You shall have received an opinion, dated such Time of Delivery, of Goodman Phillips & Vineberg, counsel for the Selling Shareholders in form and substance satisfactory to you and your counsel, to the effect that:

               (i) Each of the Selling Shareholders has the legal capacity to enter into this Agreement, the Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver to the Underwriters the Shares to be sold by such Selling Shareholder hereunder.

               (ii) This Agreement, a Power of Attorney and a Custody Agreement have been duly executed and delivered by such Selling Shareholder, each of which is enforceable against such Selling Shareholder in accordance with its terms subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles.

               (iii) The sale of the Shares to be sold by such Selling Shareholder at such Time of Delivery and the performance of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which such Selling Shareholder is a party or to which any of his properties or assets is subject, nor will such action conflict with or violate any statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over such Selling Shareholder or any of such Selling Shareholder's properties or assets.

               (iv) No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the issue and sale of the Shares being sold by such Selling Shareholder or the consummation of the transactions contemplated by this Agreement, the Power of Attorney or the Custody Agreement, except the registration of such Shares under the Act and such as may be required under provincial or state securities laws in connection with the offer, sale and distribution of such Shares by the Underwriters.

               (v) Upon delivery to the Underwriters, good and valid title to the Shares to be sold by such Selling Shareholder hereunder, free and clear of all liens, encumbrances, equities, claims, restrictions, security interests, voting trusts or other defects of title whatsoever, will have been transferred to the Underwriters (whom such counsel may assume to be bona fide purchasers) who have purchased Shares hereunder. To the best of such counsel's knowledge, there are no such liens, encumbrances, equities, claims, restrictions, security interests, voting trusts or other defects of title.

               (vi) The Firm Shares to be sold by the Selling Shareholders are listed on the Nasdaq National Market.

          (e)  You shall have received opinions, dated such Time of Delivery, of
(i) Graham & James LLP and (ii) Cooper & Dunham LLP, each special counsel to the Company, satisfactory in form and substance to counsel for the Underwriters.

          (f) You shall have received from PricewaterhouseCoopers LLP letters dated, respectively, the date hereof (or, if the Registration Statement has been declared effective prior to the execution and delivery of this Agreement, dated such effective date and the date of this Agreement) and each Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex I hereto. In the event that the letters referred to in this Section 7(f) set forth any changes, decreases or increases in the items specified in paragraphs
(iv)(B) and (C) of Annex I, it shall be a further condition to the obligations of the Underwriters that (i) such letters shall be accompanied by a written explanation by the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (ii) such changes, decreases or increases do not, in your sole judgment, make it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date of such letter.

          (g) Since the date of the latest audited financial statements included in the Prospectus, the Company shall not have sustained (i) any loss or interference with its business from fire, explosion, flood, hurricane or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in or contemplated by the Prospectus, or (ii) any change, or any development involving a prospective change (including without limitation a change in management or control of the Company), in or affecting the condition (financial or otherwise), results of operations, net worth or business prospects of the Company, otherwise than as disclosed in or contemplated by the Prospectus, the effect of which, in either such case, is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date hereof.

          (h) Subsequent to the date hereof there shall not have occurred any of the following: (i) any suspension or limitation in trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or in the Common Shares by the Commission or the Nasdaq National Market; (ii) a moratorium on commercial banking activities in New York declared by either federal or state authorities; (iii) any outbreak or escalation of hostilities involving the United States, declaration by the United States of a national emergency or war or any other national or international calamity or emergency if the effect of any such event specified in this clause (iii) in your judgment makes it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date hereof;
(iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company; or (v) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States.

          (i) The Company shall have furnished to you at such Time of Delivery certificates of officers of the Company and certificates of the Selling Shareholders, satisfactory to you, as to the accuracy of the representations and warranties of the Company and such Selling Shareholders herein at and as of such Time of Delivery, as to the performance by the Company and such Selling Shareholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (g) of this Section 7, and as to such other matters as you may reasonably request.

          (j) The Firm Shares to be sold by the Company and the Optional Shares shall be listed on the Nasdaq National Market, subject to notice of issuance. The Firm Shares to be sold by the Selling Shareholders shall be listed on Nasdaq National Market.

          (k) The lock-up agreements described herein at Section 1(a)(xxiv) shall be in full force and effect.

     8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and the directors, officers, employees, counsel and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of the Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement made by the Company in Section 1(a) of this Agreement; (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"); or
(C) any audio or visual materials, approved by the Company and derived solely from information supplied by the Company to be used in connection with the marketing of the Shares, including without limitation, slides, videos, films or tape recordings; (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, or any Application, a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iv) any failure of the Company to perform its obligations hereunder or under law, and will reimburse upon demand each Underwriter or controlling person or representative of such Underwriter for any legal or other expenses reasonably incurred by such

Underwriter in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action whether or not such Underwriter or controlling person or representative of such Underwriter is a party to any action or proceeding; provided, however, that the Company shall not be liable in any such case to the
--------  -------
extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use therein (provided that the Company and the Underwriters hereby acknowledge that the following constitutes the only information furnished in writing to the Company by the Underwriters specifically for use in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any such amendment or supplement: (i) the statements in the last paragraph on the cover page of the Prospectus; and (ii) the statements under the caption "Underwriting" in the Prospectus); provided, further, that with respect to any
                                   --------  -------
Preliminary Prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Shares, or any person controlling such underwriter, if copies of the Prospectus were timely delivered to the Underwriter and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense, unless the failure to deliver such Prospectus was the result of the Company's non-compliance with its obligations under Sections 5(a)(ii) and 5(a)(vii) hereof. The Company will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought hereunder (whether or not such Underwriter is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such Underwriter from all liability arising out of such claim, action, suit or proceeding (or related cause of action or portion thereof).

          (b) Each Selling Shareholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter and the directors, officers, employees, counsel and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of the Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement made by such Selling Shareholder in Section 1(b) of this Agreement; or (ii) any untrue statement or alleged untrue statement of any material fact regarding such Selling Shareholder contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, or any Application regarding such Selling Shareholder or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse upon demand each Underwriter or controlling person or representative of such Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action whether or not such Underwriter or controlling person or representative of such Underwriter is a party to any action or proceeding; provided, however, that no such Selling Shareholder shall be liable
            --------  -------
in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, or any Application in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use therein (provided that the Company and the Underwriters hereby acknowledge that the following constitutes the only information furnished in writing to the Selling Shareholders by the Underwriters specifically for use in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any such amendment or supplement: (i) the statements in the last paragraph on the cover page of the Prospectus; and (ii) the statements under the caption "Underwriting" in the Prospectus); provided, further, that with respect to any Preliminary Prospectus,
             --------  -------
the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Shares, or any person controlling such underwriter, if copies of the Prospectus were timely delivered to the Underwriter and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense, unless the failure to deliver such Prospectus was the result of the Company's non-compliance with its obligations under Sections 5(a)(ii) and 5(a)(vii) hereof;

provided, further, however, that such Selling Shareholder shall be liable
--------  -------  -------
hereunder in any case only to the extent of the total net proceeds from the offering (before deducting expenses) received by such Selling Shareholder from the Underwriters for the Shares sold by such Selling Shareholder hereunder unless any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment or supplement thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and conformity with written information furnished to the Company by such Selling Shareholder expressly for use therein, in which case such limitation of the liability of such Selling Shareholder shall not apply. The parties agree that the only information furnished to the Company by the Selling Shareholders is the information relating to the Selling Shareholders contained in the section "Principal and Selling Shareholders." No Selling Shareholder will, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought hereunder (whether or not such Underwriter is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such Underwriter from all liability arising out of such claim, action, suit or proceeding (or related cause of action or portion thereof).

          (c) Each Underwriter, severally but not jointly, agrees to indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Act or the Exchange Act, each director of the Company and each officer of the Company who signs the Registration Statement and each Selling Shareholder against any losses, claims, damages or liabilities to which the Company or any Selling Shareholder may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use therein (provided that the Company, the Selling Shareholders and the Underwriters hereby acknowledge that the following constitutes the only information furnished in writing to the Company and the Selling

Shareholders by the Underwriters specifically for use in the Preliminary Prospectus, the Registration Statement or the Prospectus, or any such amendment or supplement: (i) the statements in the last paragraph on the cover page of the Prospectus; and (ii) the statements under the caption "Underwriting" in the Prospectus); and will reimburse the Company and each Selling Shareholder for any legal or other expenses reasonably incurred by the Company or such Selling Shareholder in connection with investigating or defending any such loss, claim, damage, liability or action. In addition, in a situation when an Underwriter is an indemnifying party under this subsection (c), the Underwriter will not, without the prior written consent of the Company and such Selling Shareholder, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought hereunder (whether or not the Company or such Selling Shareholder is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Company and such Selling Shareholder from all liability arising out of such claim, action, suit or proceeding (or related cause of action or portion thereof).

          (d)  Promptly after receipt by an indemnified party under subsection
(a), (b) or (c) above of notice of the commencement of any action or any claim, demand, default or alleged default which could create a right of indemnity hereunder, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection, except to the extent the indemnifying party is prejudiced thereby. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party); provided, however, that if the defendants in any such
                     --------  -------
action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnified party shall have the right to select separate counsel to defend such action on behalf of such indemnified party. After such notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this
Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, which separate counsel shall be designated by the Representatives in the case of indemnity arising under paragraphs (a) or (b) of this Section 8) or (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. Nothing in this Section 8(d) shall preclude an indemnified party from participating at its own expense in the defense of any such action so assumed by the indemnifying party.

          (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Further, notwithstanding the provisions of this subsection (e), no Selling Shareholder shall be required to contribute any amount that, together with the amount of any damages which such Selling Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, exceeds the limit on such Selling Shareholder's liability prescribed by Section 8(b). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Selling Shareholders' contribution obligations in this subsection (e) are several and not joint. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (f) The obligations of the Company and the Selling Shareholders under this Section 8 shall be in addition to any liability which the Company or such Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and any Selling Shareholder and to each person, if any, who controls the Company or any Selling Shareholder within the meaning of the Act.

          (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company and the Selling Shareholders set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or any persons controlling the Company, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, or to any Selling Shareholder shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

     9. Default of Underwriters. (a) If any Underwriter defaults in its obligation to purchase Shares at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six (36) hours after such default by any Underwriter you do not arrange for the purchase of such Shares, the Company and the Selling Shareholders shall be entitled to a further period of thirty-six
(36) hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Shareholders that you have so arranged for the purchase of such Shares, or the Company and the Selling Shareholders notify you that they have so arranged for the purchase of such Shares, you or the Company and the Selling Shareholders shall have the right to postpone a Time of Delivery for a period of not more than seven days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus that in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

          (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed 10% of the aggregate number of Shares to be purchased at such Time of Delivery, then the Company and the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made, but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. Termination. (a) This Agreement may be terminated with respect to the Firm Shares or any Optional Shares in the sole discretion of the Representatives by notice to the Company given prior to the First Time of Delivery or any Subsequent Time of Delivery, respectively, in the event that (i) any condition to the obligations of the Underwriters set forth in Section 7 hereof has not been satisfied, or (ii) the Company or the Selling Shareholders shall have failed, refused or been unable to deliver the Shares or to perform all obligations and satisfy all conditions on their respective parts to be performed or satisfied hereunder at or prior to such Time of Delivery, in either case other than by reason of a default by any of the Underwriters. If this Agreement is terminated pursuant to this Section 10(a), the Company, and the Selling Shareholders if they are at fault, pro rata in accordance with the number of Shares proposed to be sold hereunder will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Shares. Neither the Company nor any Selling Shareholder shall in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

          (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Shareholders as provided in Section 9(a), the aggregate number of such Shares which remains unpurchased exceeds 10% of the aggregate number of Shares to be purchased at such Time of Delivery, or if the Company and the Selling Shareholders shall not exercise the right described in Section 9(b) to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to a Subsequent Time of Delivery, the obligations of the Underwriters to purchase and of the Company or the Selling Shareholders to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders, except for the expenses to be borne by the Company, the Selling Shareholders and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in
Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     11. Survival. The respective indemnities, agreements, representations, warranties and other statements of the Company, its officers, the Selling Shareholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person referred to in Section 8(e) or the Company, any Selling Shareholder or any officer or director or controlling person of the Company or any Selling Shareholder referred to in Section 8(e), and shall survive delivery of and payment for the Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement, for such time as is necessary to exceed the appropriate statute of limitations.

     12. Notices. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be mailed, delivered or telegraphed and confirmed in writing to you in care of Gerard Klauer Mattison & Co., Inc., 529 Fifth Avenue, New York, New York 10017, Attention: Corporate Finance Department (with a copy to Smith, Gambrell & Russell, LLP, Promenade II, Suite 3100, 1230 Peachtree Street, N.E., Atlanta, Georgia 30309-3592, Attention: Arthur Jay Schwartz, Esq.); if to any Selling Shareholder shall be sufficient in all respects if delivered or sent by registered mail to counsel for such Selling Shareholder at its address set forth in Schedule II hereto; and if sent to the Company, shall be mailed, delivered or telegraphed and confirmed in writing to the Company at 4700 de la Savane, Suite 101, Montreal, Quebec H4P 1T7,
Attention: Holden L. Ostrin.

     13. Representatives. You will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by you jointly or by Gerard Klauer Mattison & Co., Inc. will be binding upon all the Underwriters. The Representatives hereby represent and warrant that they are so authorized to act on behalf of the several Underwriters.

     14. Binding Effect. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Shareholders and to the extent provided in Sections 8 and 10 hereof, the officers and directors and controlling persons referred to therein and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any provisions regarding conflicts of laws.

     16. Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     17. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understanding and negotiations with respect to the subject matter hereof. This Agreement may not be amended or modified unless in writing by all the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us one of the counterparts hereof, and upon the acceptance hereof by Gerard Klauer Mattison & Co., Inc., on behalf of each of the Underwriters, this letter will constitute a binding agreement among the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in the Master Agreement among underwriters, a copy of which shall be submitted to the Company for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

                              Very truly yours,

                              OPTIMAL ROBOTICS CORP.


                              By:_____________________________
                                Name: Holden L. Ostrin
                                Title: Co-Chairman



                              SELLING SHAREHOLDERS



                              By:_______________________________
                                Holden L. Ostrin, as Attorney-in-Fact
                                for the Selling Shareholders



                      [SIGNATURES CONTINUED ON NEXT PAGE]

The foregoing Agreement is hereby confirmed and accepted as of the date first written above at New York, New York.


GERARD KLAUER MATTISON & CO., INC.
THE ROBINSON-HUMPHREY COMPANY, LLC
RAYMOND JAMES & ASSOCIATES, INC.


By:  Gerard Klauer Mattison & Co., Inc.



By:___________________________________
 (Authorized Representative)

On behalf of each of the Underwriters

                                 SCHEDULE I




Underwriter                                                          Total Number
-----------                                                         of Firm Shares
                                                                        to be
                                                                      Purchased
                                                                    --------------

Gerard Klauer Mattison & Co., Inc............................
The Robinson-Humphrey Company, LLC...........................
Raymond James & Associates, Inc..............................

     Total...................................................      1,325,000
                                                                   =========

                                 SCHEDULE II



                                                                     Total Number
                                                                    of Firm Shares
Selling Shareholders(1)                                               to be Sold
----------------------                                              --------------


Neil S. Wechsler..................................                    200,000

Holdin L. Ostrin..................................                    200,000

Henry M. Karp.....................................                    200,000

Gary Wechsler.....................................                     75,000
                                                                      -------

     Total........................................                    675,000
                                                                      =======

_________________________

(1) Each of the Selling Shareholders has executed and delivered a Power of Attorney appointing Neil S. Wechsler and Holden L. Ostrin such Selling Shareholder's Attorneys-in-Fact and is represented by Goodman Phillips & Vineberg, 430 Park Avenue, New York, New York 10022.

                                                                         ANNEX I


     Pursuant to Section 7(f) of the Underwriting Agreement,
PricewaterhouseCoopers LLP shall furnish letters to the Underwriters to the effect that:

          (i) they are independent public accountants with respect to the Company within the meaning the Act and the applicable published rules and regulations thereunder;

          (ii) in their opinion, the financial statements and schedules audited by them and included in the Prospectus and the Registration Statement and in any documents incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations thereunder with respect to Registration Statements on Form F-3;

          (iii) the unaudited summary and selected financial information included in the Preliminary Prospectus and the Prospectus under the captions "Prospectus Summary," "Selected Financial Data" and "Capitalization" agrees with the corresponding amounts in the audited financial statements included in the Prospectus or previously reported on by them;

          (iv) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the latest available interim financial statements of the Company, inspection of the minute books of the Company since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company responsible for financial accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) the unaudited financial statements, if any, of the Company included in the Registration Statement and the Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder or are not in conformity with generally accepted principles applied on the basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement and the Prospectus;

               (B) as of a specified date not more than five (5) days prior to the date of such letter, there were any changes in the capital stock (other than the issuance of capital stock upon exercise of options which were outstanding on the date of the latest balance sheet included in the Prospectus) or any increase in inventories or the long-term debt or short-term debt of the Company, or any decreases in net current assets or net assets or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (C) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in Clause (B) there were any decreases in revenues or operating income or the total or per share amounts of net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur which are described in such letter; and

          (v) In addition to the audit referred to in their report included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company, included in the Registration Statement and the Prospectus and in documents incorporated by reference in the Prospectus, or which appear in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared and agreed such amounts, percentages and financial information with the accounting records of the Company or to analyses and schedules prepared by the Company from its detailed accounting records.

     References to the Registration Statement and the Prospectus in this Annex I shall include any amendment or supplement thereto at the date of such letter.